UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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BAUSCH HEALTH COMPANIES INC.
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Your Vote Counts!

BAUSCH HEALTH COMPANIES INC.

2021 Annual Meeting Vote by April 23, 2021 11:59 PM EDT
BAUSCH HEALTH COMPANIES INC. ATTN: CHRISTINA M. ACKERMANN 2150 SAINT ELZEAR BLVD. WEST LAVAL, QUEBEC H7L 4A8 CANADA

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You invested in BAUSCH HEALTH COMPANIES INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 27, 2021.

Get informed before you vote

View the Notice of Annual Meeting of Shareholders and Management Proxy Circular, Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) only by requesting prior to April 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will need to provide your control number when requesting your copy. If sending an email, please include your control number (indicated below) in the subject line. The materials contain instructions on how to attend and/or vote at the virtual meeting. Unless requested, you will not otherwise receive a paper or email copy.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

1a.	Richard U. De Schutter	For

1b.	D. Robert Hale	For

1c.	Brett Icahn	For

1d.	Dr. Argeris (Jerry) N. Karabelas	For

1e.	Sarah B. Kavanagh	For

1f.	Steven D. Miller	For

1g.	Joseph C. Papa	For

1h.	John A. Paulson	For

1i.	Robert N. Power	For

1j.	Russel C. Robertson	For

1k.	Thomas W. Ross, Sr.	For

1l.	Andrew C. von Eschenbach, M.D.	For

1m. Amy B. Wechsler, M.D.		For

2.	The approval, in an advisory vote, of the compensation of our Named Executive Officers.	For

3.	To appoint PricewaterhouseCoopers LLP as the auditor for the Company to hold office until the close of the 2022 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditor’s remuneration.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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